Evidence of Long-term Survival Benefit in ALS with CNM-Au8 30 mg Treatment Across Three Study Populations

HEALEY ALS Platform Trial

RESCUEALS

ALS EXPANDED ACCESS PROTOCOLS (EAP)

Marjan Sepassi, PharmD; James D. Berry, MD, MPH; Nicholas Maragakis, MD; Sabrina Paganoni, MD, PhD; Melanie Quintana, PhD; Eric A. Macklin, PhD; Benjamin R. Saville, PhD; Jinsy Andrews, MD; Jeremy Shefner, MD, PhD; Michelle A. Detry, PhD; Elijah Stommel MD, Parvathi Menon PhD, FRACP, William Huynh PhD, FRACP, Colin Mahoney, PhD, MB, MRCPI; Meghan Hall; Mariah Connolly; Gale Kittle; Marianne Chase; Alex Sherman; Hong Yu; Lindsay Pothier; Kristin Drake, MBA; Lori Chibnik, PhD, MPH; Marie-Abele Bind, PhD; Matteo Vestrucci, PhD; Austin Rynders, RN; Jacob Evan; Jeremy Evan, PA-C; Karen S. Ho, PhD, MSc; Alan Hartford, PhD; Ben Greenberg, MD; Steve Vucic Dsc, PhD, FRACP, FAHMS; Matthew C. Kiernan, DSc, PhD, MBBS, FRACP, FAHMS; Merit E. Cudkowicz, MD; and Michael T. Hotchkin for the HEALEY ALS Platform Trial Study Group and RESCUE-ALS investigators

RESULTS: Long-term follow-up from RESCUE-ALS and the HEALEY ALS Platform Trial provide evidence of improved survival with CNM-Au8 30mg, reinforced by real-world data from expanded access programs

HEALEY ALS Platform Trial

Optimal Variable Ratio Matching
Prespecified Matching Methodology

Original Randomized CNM-Au8 30 mg vs. Propensity Matched Controls
HEALEY ALS Platform Trial | Optimal Variable Matching
Pooled Matched Controls (PRO-ACT, ALS NHC, ANSWER-ALS)


Probability of Survival
100
75
50
25
0
Covariate Adj. Cox HR = 0.642 (95% CI: 0.413 - 0.996)
Covariate Adjusted p-value = 0.0481
Unadjusted Cox HR = 0.623 (95% CI: 0.410 - 0.946)
Log-rank, p-value = 0.0219
CNM-Au8 30 mg
Matched Controls
36% Risk Reduction
0
12
24
36
Months
(Post-Baseline)

At Risk							
CNM-Au8 30 mg:	59	58	53	41	31	23	12
Matched Controls:	177	153	112	65	43	28	19

Nearest Neighbor (Greedy) Matching
Sensitivity Matching Methodology

Original Randomized CNM-Au8 30 mg vs. Propensity Matched Controls
HEALEY ALS Platform Trial | Greedy Nearest Neighbor Match
Pooled Matched Controls (PRO-ACT, ALS NHC, ANSWER-ALS)


Probability of Survival
100
75
50
25
0
Covariate Adjusted Cox HR = 0.562 (95% CI: 0.357 - 0.887)
Covariate Adjusted p-value = 0.0132
Unadjusted Cox HR = 0.644 (95% CI: 0.416 - 0.995)
Log-rank, p-value = 0.0458
CNM-Au8 30 mg
Matched Controls
44% Risk Reduction
0
12
24
36
Months
(Post-Baseline)

At Risk							
CNM-Au8 30 mg:	59	58	53	41	31	23	12
Matched Controls:	172	144	110	52	31	21	10

HEALEY ALS Platform Trial / RESCUEALS

Optimal Variable Ratio Matching
Prespecified Matching Methodology

Original Randomized CNM-Au8 30 mg vs. Propensity Matched Controls
Pooled HEALEY ALS Platform Trial & RESCUE-ALS | Optimal Variable Matching
Pooled Matched Controls (PRO-ACT, ALS NHC, ANSWER-ALS)


Probability of Survival
100
75
50
25
0
Covariate Adjusted Cox HR = 0.667 (95% CI: 0.464 - 0.955)
Covariate Adjusted p-value = 0.0272
Unadjusted Cox HR = 0.649 (95% CI: 0.456 - 0.923)
Log-rank, p-value = 0.0104
CNM-Au8 30 mg
Matched Controls
33% Risk Reduction
0
12
24
36
Months
(Post-Baseline)

At Risk							
CNM-Au8 30 mg:	82	81	73	59	45	35	23
Matched Controls:	246	211	147	78	52	31	23

Nearest Neighbor (Greedy) Matching
Sensitivity Matching Methodology

Original Randomized CNM-Au8 30 mg vs. Propensity Matched Controls
HEALEY ALS Platform Trial & RESCUE-ALS | Greedy Nearest Neighbor Match
Pooled Matched Controls (PRO-ACT, ALS NHC, ANSWER-ALS)


Probability of Survival
100
75
50
25
0
Covariate Adjusted Cox HR = 0.694 (95% CI: 0.482 - 0.998)
Covariate Adjusted, p-value = 0.049
Unadjusted Cox HR = 0.667 (95% CI: 0.469 - 0.949)
Log-rank, p-value = 0.0233
CNM-Au8 30 mg
Matched Controls
31% Risk Reduction
0
12
24
36
Months
(Post-Baseline)

At Risk							
CNM-Au8 30 mg:	82	81	73	59	45	35	23
Matched Controls:	241	197	144	83	59	36	21

ALS EXPANDED ACCESS PROTOCOLS (EAP)

Optimal Variable Ratio Matching
Prespecified Matching Methodology

CNM-Au8 30 mg EAP Participants vs. Propensity Matched Controls
CNM-Au8 30 mg (EAP01 & EAP02) All Evaluable with Baseline Covariates vs.
Pooled Matched Controls (PRO-ACT, ALS NHC, ANSWER-ALS)
Optimal Variable Ratio Matching


Probability of Survival
100
75
50
25
0
Covariate Adjusted Cox HR = 0.689 (95% CI: 0.529 - 0.898)
Covariate Adjusted p-value = 0.0059
Unadjusted Cox HR = 0.638 (95% CI: 0.494 - 0.823)
Log-rank, p-value = 0.0004
CNM-Au8 30 mg
Matched Controls
31% Risk Reduction
0
12
24
36
Months
(Post-Baseline)

At Risk							
CNM-Au8 30 mg:	258	206	112	61	58	53	33
Matched Controls:	774	656	485	280	186	126	76

Nearest Neighbor (Greedy) Matching
Sensitivity Matching Methodology

CNM-Au8 30 mg EAP Participants vs. Propensity Matched Controls
CNM-Au8 30 mg (EAP01 & EAP02) All Evaluable with Baseline Covariates vs.
Pooled Matched Controls (PRO-ACT, ALS NHC, ANSWER-ALS)
Nearest Neighbor Matching | Matched Population Only


Probability of Survival
100
75
50
25
0
Covariate Adjusted Cox HR: 0.703 (95% CI: 0.533 - 0.927)
Covariate Adjusted p-value = 0.0127
Unadjusted Cox HR: 0.672 (95% CI: 0.513 - 0.881)
Log-rank, p= 0.0037
CNM-Au8 30 mg
Matched Controls
30% Risk Reduction
0
12
24
36
Months
(Post-Baseline)

At Risk							
CNM-Au8 30 mg:	240	190	106	58	56	51	31
Matched Controls:	557	463	356	219	148	108	73

Methods

Propensity Matching: Optimal Variable Ratio (Prespecified) and Nearest Neighbor (Sensitivity); Pooled Control Set: PRO-ACT, ALS Natural History Consortium (ALS NHC), ANSWER-ALS (i.e., widest possible pool for matching); Matching Allocation: 1:3 (active:control) match; Logit Caliper Width: 0.2; Matching Covariates: (i) BMI, (ii) Sex, (iii) Bulbar Onset, (iv) Months from Symptom Onset, (v) Onset Age, (vi) Diagnostic Delay (Months), (vii) ALSFRS-R Pre-Treatment Slope, (viii) ALSFRS-R Total Score, (ix) Vital Capacity (% predicted), (x) VC (% predicted) Pre-Treatment Slope, (xi) TRICALS Risk Score; Survival Cox Proportional Hazard Ratio Model Baseline Covariates: (i) Bulbar Onset, (ii) Onset Age, (iii) Sex, (iv) BMI, (v) Pre-treatment ALSFRS-R slope, (vi) ALSFRS-R Total Score, (vii) Diagnostic Delay (in months), (viii) Vital Capacity (% predicted), (ix) Pre-Treatment Vital Capacity Slope, and (x) TRICALS Risk Score. Notes: Includes all evaluable participants with complete baseline covariates for matching. Participants are right censored at last observation (death or any reported clinical or laboratory value). When less than ~10% follow-up information is available in both groups (active and matched controls), Kaplan-Meier figures are truncated thereafter (Hazard Ratios include all follow-up data in all participants). Survival (time to all-cause mortality) does not include permanent assisted ventilation, which was not tracked consistently in the control datasets.

CLENE NANOMEDICINE

Acknowledgements: We are indebted to the participants and investigators of the HEALEY ALS Platform Trial, the RESCUE-ALS trial, and the U.S. Expanded Access Protocols (EAPs).